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                                                                  EXHIBIT 10.2.1

                         INTERNET CAPITAL GROUP, INC.

                            DIRECTORS' OPTION PLAN

Section 1. Purpose.
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           The purpose of the Plan is to promote the interests of the Company and its shareholders by attracting and retaining highly qualified independent Directors with an investment interest in the future success of the Company.

Section 2. Definitions.
           -----------

           Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section.

           (a)  "Board" means the Board of Directors of the Company.

           (b) "Company" means Internet Capital Group, Inc., a Delaware corporation, or any successor company.

           (c)  "Code" means the Internal Revenue Code of 1986, as amended.

           (d) "Director" means: (i) any individual serving as a member of the Board or (ii) if approved by the Board in advance, any entity designated by such individual.

           (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (f) "Fair Market Value" means the fair market value of a Share as determined by the Board in good faith based on the best available facts and circumstances at the time; provided, however, that where there is a public market for the Shares and the Shares are registered under the Exchange Act, Fair Market Value shall mean the per Share value as of any given date, determined as follows: (i) if the principal trading market for the Shares is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (ii) if the Shares are not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Shares on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting services, as applicable and as the Board determines.

           (g)  "Grantee" means a person granted an Option under the Plan.

           (h)  "ICG Stock" means the common stock of the Company, par value
$.001.
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           (i)  "Non-Employee Directors" means Directors who are not also employees of the Company or any of its consolidated subsidiaries, Safeguard Scientifics, Inc., TL Ventures or any of their consolidated subsidiaries.

           (j)  "Options" means non-qualified options granted under the Plan.

           (k) "Option Agreement" means the written instrument containing the terms and conditions applicable to an Option awarded under the Plan.

           (l) "Plan" means this Internet Capital Group, Inc. Directors' Option Plan.

           (m) "Publicly Traded" means the Company is required to register shares of any class of common equity under Section 12 of the Exchange Act.

           (n)  "Share" means one share of ICG Stock.

Section 3. Shares Subject to the Plan.
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           (a)  Total Number.  Subject to adjustment as provided in this Section
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3, the total number of Shares as to which Options may be granted under the Plan shall be 470,000 Shares, all of which shall be issuable as Options. Any Shares issued pursuant to Options hereunder may consist, in whole or in part, of authorized but unissued ICG Stock or ICG Stock previously issued and outstanding and reacquired by the Company.

           (b)  Reduction in Number of Shares Available. The grant of an Option
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shall reduce the number of Shares available for grants under the Plan by the number of Shares subject to such Option. Any Shares issued by the Company through the assumption or substitution of outstanding grants of an acquired company shall reduce the Shares available for grants under the Plan.

           (c)  Increase in Number of Shares Available. The lapse, expiration,
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cancellation or other termination of an Option that has not been fully exercised shall increase the number of Shares available under the Plan.

           (d)  Adjustments. In case of any reorganization, recapitalization,
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stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or Shares of the Company, appropriate adjustments may be made by the Board (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the price per share subject to outstanding Options. Appropriate adjustments may also be made by the Committee in the terms of any Option Agreement under the Plan, to reflect such changes and to modify any other terms of outstanding Option Agreement on an equitable basis. In the event of any such corporate transaction, then upon exercise of the Options, the holder thereof shall be entitled only to receive

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for the exercise price thereof the amount of cash, securities or other property into or for which one Share was converted or exchanged multiplied by the number of Shares subject to such Option.

Section  4.  Grant of Options.
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             (a)  Eligibility.  Subject to the provisions outlined in this
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Section 4(a), only Non-Employee Directors of the Company shall be eligible to receive Options under the Plan.

                  (1)  Initial Grants. On the date that such Director is first
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             elected to the Board, each Non-Employee Director shall receive an
             Option under the Plan to purchase 47,000 Shares; provided, however, that any Director who was a member of the Board of Managers of Internet Capital Group, L.L.C. and who became a member of the Board immediately following the execution of the Agreement of Merger dated February 4, 1999 shall not be entitled to receive an Initial Grant. The Initial Grant shall be subject to the availability and adjustment of Shares issuable under the Plan pursuant to Section 3 and shall not be subject to the discretion of any person or persons.

                  (2)  Service Grants.  Every two (2) years on the anniversary
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             of the date that a Non-Employee Director was initially elected to the Board (or, if applicable, the Board of Managers of Internet Capital Group, L.L.C.), such Non-Employee Director shall be granted an Option for an additional 20,000 Shares (a "Service Grant").

                  (3)  Discretionary Grants.  In its sole discretion, the Board
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             may grant an Option to any Non-Employee Director who was a member of the Board of Managers of Internet Capital Group, L.L.C. and who became a member of the Board immediately following the execution of the Agreement of Merger dated February 4, 1999 to compensate such Non-Employee Director for the cancellation of outstanding options held by such Non-Employee Director immediately prior to the execution of such Agreement of Merger; provided, however, that such grant shall be subject to the availability and adjustment of Shares issuable under the Plan pursuant to Section 3 (a "Discretionary Grant").

                  (4)  Aggregate Limitation on Grants. Notwithstanding any
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             provision of this Plan to the contrary, the maximum number of
             Shares subject to Initial Grants, Service Grant and Discretionary Grants which may be awarded to any Non-Employee Director under the Plan shall not exceed 1,070 Shares.

             (b)  Exercise Price.  Unless specifically set forth to the contrary
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in the applicable Option Agreement, the exercise price of each Share subject to an Option shall equal the Fair Market Value of a Share on the date such Option is granted.

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           (c)  Term; Exercise. Unless specifically set forth to the contrary in
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the applicable Option Agreement, each Option shall have a term of eight years from the date of Option grant or until the date the Company liquidates, whichever occurs earlier. Each Initial Grant shall become exercisable in four equal installments of a whole number of Shares on the first, second, third and fourth anniversaries of the date of grant of such Option. Each Service Grant shall become exercisable in two equal installments of a whole number of Shares on the first and second anniversaries of the date of grant of such Option. Each Discretionary Grant shall become exercisable as set forth in the applicable Option Agreement.

Section 5. Exercise of Options.
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           Upon the exercise of any Option, the Grantee shall pay the exercise price of the Shares being purchased (a) in cash or its equivalent; (b) in Shares previously acquired by the Grantee, provided that if such Shares were acquired through exercise of an option under this or a similar plan, such Shares have been held by the Grantee for a period of more than one year from the date of exercise, and further provided that the Grantee shall not have tendered Shares in payment of the exercise price of any other Option under the Plan or any other option plan of the Company within six calendar months of the date of exercise; or (c) in any combination of (a) and (b) above. In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be valued based upon the determination of the Board on the business date of tender.

           The number of Shares which are issued pursuant to the exercise of an Option shall be charged against the maximum limitation on Shares set forth in Sections 3 and 4 hereof.

Section 6. Termination of Directorship.
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           Upon a Grantee ceasing to be a Non-Employee Director of the Company for any reason other than as a result of (i) the employment of such person by the Company or a consolidated subsidiary or (ii) the Grantee's death, such Grantee's Options shall be terminated 90 days after such Grantee's so ceasing to be a Non-Employee Director; provided, however, that in no event shall the period extend beyond the expiration of the Option term; and provided further that such Option shall not be exercisable for more than the maximum number of Shares that the Grantee was entitled to purchase at the date of the Grantee's so ceasing to be a Non-Employee Director.

           If a Grantee ceases to be a Non-Employee Director as a result of the employment of such person by the Company or a consolidated subsidiary, then the Grantee's Options shall be terminated 90 days after the first date on which the Grantee is neither an employee or a Director; provided, however, than in no event shall the period extend beyond the expiration of the Option term; and provided further that such Option shall not be exercisable for more than the maximum number of Shares that the Grantee was entitled to purchase at the date of the Grantee so ceasing to be an employee or a Director.

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           Upon the Grantee ceasing to be a Non-Employee Director or an employee as a result of death, the period during which such Grantee's estate or the person or persons who acquired the right to exercise such Option by bequest or inheritance, may exercise any outstanding installments of such Grantee's Options which were exercisable as of the date of such death shall not exceed one year from the date of death, provided, however, that in no event shall the period extend beyond the expiration of the Option term. In no event shall any Option be exercisable for more than the maximum number of Shares that the Grantee was entitled to purchase at the date of death.

Section 7. General Provisions.
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           (a)  The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

           (b)  Each Option grant shall be evidenced by an Option Agreement.

           (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title or interest by reason of any Option to any particular assets of the Company, or any Shares allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

           (d) No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee. Subject to the provisions of Section 7 hereof, in the event of a Grantee's death, his Options may be exercised by the Grantee's legal representatives.

           (e) Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate for Shares under this Plan prior to fulfillment of all of the following conditions:

                (1) The listing, or approval for listing upon notice of issuance, of such Shares on any securities exchange on which the Interests may then be traded;

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                (2)  Any registration or other qualification of such Shares under any state or federal law or regulation, or other qualification which the Board shall, upon the advice of counsel, deem necessary or advisable;

                (3) The obtaining of any other required consent, approval or permit from any state or f ederal governmental agency; and

                (4) The execution by the Grantee (or the Grantee's legal representative) of such written representation that counsel for the Company shall advise is necessary or advisable to the effect that the Shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such Shares in any manner which may result in a violation of the Securities Act of 1933, as amended, and the placement upon certificates for such Shares of an appropriate legend in connection therewith.

           (f) In no event shall the Company be required to issue a fractional Share hereunder.

Section 8. Restrictions on Transfer.
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           (a)  Right of First Refusal.  Unless otherwise determined by the
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Board at or after grant, the Company shall have the right of first offer to repurchase any Shares offered for sale by the Grantee, his executor, administrator, or beneficiaries, which shares were issued to the Grantee pursuant to one or more Options awarded to the Grantee under the Plan. Such offer shall be communicated to the Company by written notice, stipulating the terms and conditions of such offer therein, forwarded by registered or certified mail. The Company shall exercise its right to repurchase (or to designate a third party to repurchase) by giving written notice thereof by registered or certified mail to the Grantee, his executor, administrator or beneficiaries no later than 30 days after the date of the receipt of the offer. Within 30 days after receipt of such notice, the Grantee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the Shares being sold, together with appropriate duly signed stock powers transferring such Shares to the Company, and the Company shall deliver to the Grantee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the Shares being sold.

           In the event that such offer shall not be accepted by written notice forwarded by registered or certified mail no later than 30 days after the date of the receipt of the offer, the Grantee, his executor, administrator or beneficiaries may dispose of the Shares offered to any person, firm or corporation, without restriction, except that the subsequent transfer of such Shares shall not be on terms more favorable to the transferee than the terms upon which the Shares were originally offered to the Company. If, within 60 days after the expiration of the 30-day period of any offer made hereunder, the Grantee, his executor, administrator or beneficiaries offering to sell any Shares issued hereunder, shall fail to consummate a sale thereof to any other

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purchaser, then no sale of such Shares may be made thereafter without again reoffering the same to the Company in accordance with the provisions of this subparagraph.

            (b)  Right to Repurchase. Unless otherwise determined by the Board
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at or after grant, in the event of the Grantee's termination of service on the
Board, the Company shall have the right to repurchase all Shares issued or to be issued to the Grantee under this Plan at fair market value, as may be determined by the Board from time to time, but not less than the Grantee's cost. In the event that the Board determines in good faith that the Grantee has materially breached any non-compete or confidentiality agreement with the Company after termination of his tenure as a Director or his employment, the price at which the Company shall have the right to repurchase such Shares shall be equal to the exercise price or purchase price paid by the Grantee.

            The Company's right to repurchase shall be exercisable at any time within one year after the date of Grantee's termination of service on the Board by the delivery of written notice by the Company to such effect to the Grantee, his executor, administrator or beneficiaries. Within 30 days after receipt of such notice, the Grantee, his executor, administrator or beneficiaries shall deliver a certificate or certificates for the shares being sold, together with appropriate duly signed stock powers transferring such shares to the Company, and the Company shall deliver to the Grantee, his executor, administrator or beneficiaries the Company's check in the amount of the purchase price for the shares being sold.

            (c) The right of first refusal and buy-back rights shall terminate when the Company has consummated a public offering of its Common Stock pursuant to the Securities Act of 1933, as amended.

            (d) The right of first refusal and buy-back rights granted to the Company to subparagraphs in this Section 8 are separate and independent obligations of the Grantee and shall survive any termination of Board service. Furthermore, such rights shall not be construed as an absolute obligation on the part of the Company to repurchase any shares tendered.

            (e) Each certificate for Shares issued by the Company to the Grantee shall bear an appropriate legend that the transfer of such Shares is restricted by the provisions of this Plan.

Section 9.  Effective Date. The effective date of this Plan is February 2,
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1999, the date of its adoption by the Board.

Section 10. Termination and Amendment.  The Plan shall terminate on, and no
            -------------------------
Option shall be granted under the Plan after, the tenth anniversary of the Plan's effective date or the date the Company liquidates, whichever occurs earlier. Unless otherwise terminated by action of the Board, the Plan will not terminate automatically as a result of the Company becoming or becoming considered Publicly Traded. The Board also may terminate the Plan or make such modifications or amendments to the Plan as it shall deem advisable.

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                           *     *     *     *     *

          To record the adoption of this Plan, Internet Capital Group, Inc. has caused its authorized officer to affix its corporate name and seal this 2nd day of February, 1999.

CORPORATE SEAL                            INTERNET CAPITAL GROUP, INC.


Attest: /s/ Donna M. Lightner             /s/ Walter W. Buckley, III
       ______________________             ______________________________________
                                          By:  Walter W. Buckley, III, President

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